Exhibit 1


                           JOINT FILING AGREEMENT

     This will confirm the agreement by and among all the undersigned that the Schedule 13G filed on or about this date and any further amendments to the Schedule 13G with respect to beneficial ownership by the undersigned of shares of the Class A Common Stock, par value $0.001 per share, of AmericasDoctor, Inc., are being filed on behalf of each of the undersigned in accordance with Rule 13D-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  February 14, 2002
                               GENERAL ELECTRIC CAPITAL CORPORATION

                               By:    /s/ Jonathan K. Sprole
                                      ----------------------------------------
                                      Name:      Jonathan K. Sprole
                                      Title:     Department Operations Manager

                               GE CAPITAL EQUITY INVESTMENTS, INC.

                               By:    /s/ Jonathan K. Sprole
                                      ----------------------------------------
                                      Name:      Jonathan K. Sprole
                                      Title:     Managing Director and
                                                 General Counsel

                               GENERAL ELECTRIC CAPITAL SERVICES, INC.

                               By:    /s/ Jonathan K. Sprole
                                      ----------------------------------------
                                      Name:      Jonathan K. Sprole
                                      Title:     Attorney-in-fact*

                               GENERAL ELECTRIC COMPANY

                               By:    /s/ Jonathan K. Sprole
                                      ----------------------------------------
                                      Name:      Jonathan K. Sprole
                                      Title:     Attorney-in-fact*



--------
* Pursuant to a Power of Attorney attached as Exhibit 2 to this Schedule 13G.